Exhibit 24.1

IPSCO Inc.

2006 Form 10-K

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Burton M. Joyce, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Burton M. Joyce
Burton M. Joyce

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Jack D. Michaels, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Jack D. Michaels
Jack D. Michaels

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Michael A. Grandin, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Michael A. Grandin
Michael A. Grandin

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Juanita H. Hinshaw, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Juanita H. Hinshaw
Juanita H. Hinshaw

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Bernard M. Michel, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Bernard M. Michel
Bernard M. Michel

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Allan S. Olson, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Allan S. Olson
Allan S. Olson

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Arthur R. Price, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Arthur R. Price
Arthur R. Price

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Richard G. Sim, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Richard G. Sim
Richard G. Sim

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Roger E. Tetrault, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Roger E. Tetrault
Roger E. Tetrault

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Gordon Thiessen, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ Gordon Thiessen
Gordon Thiessen

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, D. Murray Wallace, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ D. Murray Wallace
D. Murray Wallace

LIMITED POWER OF ATTORNEY

IPSCO INC. FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, John B. Zaozirny, the grantor, do by these presents hereby make, constitute and appoint David Sutherland and Vicki Avril, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of IPSCO Inc. for calendar year 2006 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of February, 2007.

/s/ John B. Zaozirny
John B. Zaozirny